Earnings Presentation Fiscal Second Quarter 2026 May 6, 2026 Nasdaq: DGII

Safe Harbor This presentation includes forward looking statements. These statements reflect our expectations about future operating and financial performance and speak only as of the date of this presentation. Actual results, performance, or developments could differ materially from those expressed or implied by the forward looking statements contained in this presentation as a result of known and unknown risks, uncertainties, and other factors including those identified in the Company’s most recent Form 10‐K and other subsequent periodic filings with the Securities and Exchange Commission.

Industrial IoT (IIoT): A Large and Rapidly Growing Market $0.3T → $0.8T Global IIoT Market 2024 → 2034 | 10.3% CAGR Hardware Share of IIoT Market 47% CAGR: ~7% Sensors, gateways, routers, embedded modules; largest segment today Connectivity Share of IIoT Market 20% CAGR: ~10% Cellular, Wi-Fi, Zigbee, LoRa, private 5G, and satellite connectivity Software Share of IIoT Market 18% CAGR: ~13% Device mgmt platforms, analytics, AI/ML, digital twins, SCADA Services Share of IIoT Market 15% CAGR: ~18% Integration, managed services, remote ops; highest CAGR segment Sources: Emergen Research, Mordor Intelligence, Grand View Research (2024–2026 reports), Digi Estimates Market asking for fewer vendors with more complete solutions

Digi's IIoT Solution Value Proposition A Complete, Mission-Critical Industrial IoT Stack Security • Zero-trust device authentication • End-to-end encrypted communications • Automated vulnerability management • FIPS 140-2 certified hardware Reliability • 5-nines uptime SLAs • Failover & redundant connectivity • 40-year heritage of rugged design • Carrier-grade hardware platforms Scalability • Manage millions of edge devices • Cloud-native, multi- tenant platform • API-first architecture • Supports SMB to Fortune 50 Ease of Use • Zero-touch provisioning (ZTP) • Intuitive cloud dashboards • Plug-and-play hardware • Responsive 24/7 expert support Digi delivers hardware + connectivity + software + services — the complete IIoT solution

Digi Leveraging AI Inside and Out

Q2 FY2026 Results Fiscal 2026 results include Jolt for the full quarter and Particle following the closing of the acquisition in January 2026. GAAP Results $131M Revenue +25% YoY 64.0% Gross Margin +190 basis points YoY $41M Cash Flow from Operations +58% YoY Non-GAAP Results $184M Annualized Recurring Revenue (ARR) +50% YoY 26.3% A-EBITDA Margin Quarterly Record $34M Adjusted EBITDA (A-EBITDA) +32% YoY For a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to their closest GAAP measures see the Company’s FQ2 2026 Earnings Release. Annualized Recurring Revenue (ARR) is a non-GAAP operational metric for which there is no comparable GAAP measure; a description of how the Company calculates ARR can be found in the Company’s filings under the Securities Exchange Act of 1934.

Five-Year Goals: Marching to $200M ARR | $200M A-EBITDA

Goals set at the beginning of Fiscal 2024: $200M ARR and $200M Adjusted EBITDA within 5 years



Annualized Recurring Revenue (ARR)
28% CAGR
$ millions
116
152
190
FY24
FY25
FY26E



Adjusted EBITDA (A-EBITDA)
17% CAGR
$ millions
98
108
135
FY24
FY25
FY26E

FY26E based on company guidance of 25% ARR growth and 23–26% A-EBITDA growth including Particle and Jolt acquisitions. For a reconciliation of Adjusted EBITDA to its closest GAAP measure see the Company's FQ2 2026 Earnings Release. ARR is a non-GAAP operational metric for which there is no comparable GAAP measure; a description of how the Company calculates ARR can be found in the Company's filings under the Securities Exchange Act of 1934.

Digi's Flywheel: Acquire → Generate → Compound

1. ACQUIRE

Accretive M&A Using Debt

Identify IIoT companies with strong ARR and A-EBITDA potential. Use debt financing to fund acquisitions.

2. INTEGRATE

Build ARR & A-EBITDA

Cross-sell solutions, expand attach rates, drive subscription growth across new customer base.


DIGI
FLYWHEEL

4. PAY DOWN DEBT

Reduce Leverage, Repeat Cycle

Deploy cash flow to retire acquisition debt, restoring capacity for the next acquisition.

3. CASH FLOW

Strong Free Cash Flow

FY26 YTD operating cash flow ($77M) exceeds YTD Adjusted EBITDA ($66M). Capital-light model with high recurring gross margins (63%+).

Key Recent Acquisitions: Ventus (FY22) · Jolt Software (FY25) · Particle (Jan 2026) | **FQ2 2026 A-EBITDA: $34M | Operating Cash Flow: $41M | Net Debt: $111M**